SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) FEBRUARY 25, 2000
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                               QUINTUS CORPORATION
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               (Exact name of Registrant as Specified in Charter)

          Delaware                   333-86919                   77-0021612
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(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


47212 MISSION FALLS COURT, FREMONT, CALIFORNIA                   94539
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (510) 624-2800
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On February 25, 2000, Quintus Corporation, a Delaware corporation, signed a definitive agreement and plan of merger with Mustang.com, a California corporation. The agreement provides for the acquisition of Mustang.com by Quintus Corporation in a stock merger.

         A copy of the press release dated February 28, 2000 is attached hereto as Exhibit 1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         QUINTUS CORPORATION


                                         By:       /s/ Susan Salvesen
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                                               Name:    Susan Salvesen
                                               Title:   Chief Financial Officer

February 28, 2000




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